EXHIBIT 99.2
                                                                    ------------

Notes to Footnote 3:

The following table sets forth (i) the number of shares of Common Stock distributed by the reporting persons in the transactions reported on this Form 4 and (ii) the number of shares of Common Stock held by the reporting persons following the reported transactions. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

==================================================================================================
HOLDER                               DATE OF THE       SHARES DISTRIBUTED    SHARES OF COMMON STOCK
                                     REPORTED          IN THE REPORTED       HELD BY THE HOLDER
                                     TRANSACTION       TRANSACTIONS          FOLLOWING THE
                                                                             REPORTED TRANSACTIONS
==================================================================================================
Atlas Venture Fund III, L.P.          10/10/2005        1,096,533                    1,912,180

--------------------------------------------------------------------------------------------------
Atlas Venture Entrepreneurs'          10/10/2005           23,841                       41,575
Fund III, L.P.
--------------------------------------------------------------------------------------------------
Atlas Venture Fund V, L.P.            10/10/2005          102,464                      178,682

--------------------------------------------------------------------------------------------------
Atlas Venture Parallel Fund V-A,      10/10/2005           12,727                       22,195
  C.V.
--------------------------------------------------------------------------------------------------
Atlas Venture Parallel Fund V-B,      10/10/2005           12,727                       22,195
  C.V.
--------------------------------------------------------------------------------------------------
Atlas Venture Entrepreneurs'          10/10/2005            1,707                        2,977
  Fund V, L.P.
--------------------------------------------------------------------------------------------------